UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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IGM Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

July 6, 2020

Dear Stockholder:

We are holding a special meeting (the Special Meeting) of the stockholders of IGM Biosciences, Inc. (the Company) to ask our stockholders to approve a technical amendment and restatement of our 2019 Employee Stock Purchase Plan and our Amended and Restated 2018 Omnibus Incentive Plan (the Amended and Restated Plans). If adopted, the changes will clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under each plan includes both voting and non-voting shares of our common stock. Our Board of Directors has adopted the Amended and Restated Plans, subject to approval from our stockholders at the Special Meeting. The Amended and Restated Plans are consistent with the original intent of these provisions and are important to ensure that our incentive plans maintain share reserves sufficient to retain and attract talented service providers.

We are pleased to invite you to attend the Special Meeting, which will be conducted virtually via live webcast on Thursday, July 30, 2020 at 8:00 a.m. Pacific Time. You will be able to attend the Special Meeting virtually by visiting www.virtualshareholdermeeting.com/IGMS2020SM, where you will be able to listen to the meeting live and vote online by entering the control number located on your proxy card.

The attached Notice of Special Meeting of Stockholders and proxy statement contain details of the business to be conducted at the Special Meeting.

Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Special Meeting, you will be able to change your vote or revoke your proxy, even if you have previously submitted your proxy.

On behalf of our Board of Directors, we would like to thank you for your continued support of and interest in IGM.

Sincerely,

Michael D. Loberg, Ph.D.	Fred M. Schwarzer
Chair of the Board of Directors	Chief Executive Officer and Director

IGM BIOSCIENCES, INC.

325 E. Middlefield Road

Mountain View, California 94043

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	Thursday, July 30, 2020 at 8:00 a.m. Pacific Time
Place

The Special Meeting will be a completely virtual meeting of stockholders, to be conducted via live webcast. You will be able to attend the Special Meeting virtually, examine a list of our stockholders entitled to vote at the meeting and vote online during the meeting by visiting www.virtualshareholdermeeting.com/IGMS2020SM.

Items of Business

•  To approve the amendment and restatement of our 2019 Employee Stock Purchase Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under such plan includes both voting and non-voting shares of our common stock.

•  To approve the amendment and restatement of our Amended and Restated 2018 Omnibus Incentive Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under such plan includes both voting and non-voting shares of our common stock.

•  To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Record Date	June 23, 2020 (the Record Date). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Special Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Special Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the proxy card. Returning the proxy does not deprive you of your right to attend the Special Meeting and to vote your shares at the Special Meeting. The proxy statement explains proxy voting and the matters to be voted on in more detail.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on July 30, 2020. Our proxy statement is being made available on or about July 6, 2020 on our investor relations website at https://investor.igmbio.com/ under “SEC Filings.” We are providing access to our proxy materials over the Internet under the rules adopted by the Securities and Exchange Commission.

By order of the Board of Directors,

Fred M. Schwarzer Chief Executive Officer and Director

Mountain View, California

July 6, 2020

This proxy statement is being mailed to stockholders on or about July 10, 2020.

Page
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	1
PROPOSAL NO. 1—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2019 EMPLOYEE STOCK PURCHASE PLAN TO CLARIFY THAT THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK USED TO CALCULATE THE AUTOMATIC SHARE RESERVE INCREASE UNDER SUCH PLAN INCLUDES BOTH VOTING AND NON-VOTING SHARES OF OUR COMMON STOCK	9
Background of the Proposal; Material Amendments	9
Summary of the ESPP	9
Summary of U.S. Federal Income Tax Consequences Under the ESPP	11
Participation by Employees, Officers and Directors in the ESPP	12
Vote Required	12
PROPOSAL NO. 2—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN TO CLARIFY THAT THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK USED TO CALCULATE THE AUTOMATIC SHARE RESERVE INCREASE UNDER SUCH PLAN INCLUDES BOTH VOTING AND NON-VOTING SHARES OF OUR COMMON STOCK	13
Background of the Proposal; Material Amendments	13
Summary of the 2018 Plan	13
Summary of U.S. Federal Income Tax Consequences Under the 2018 Plan	17
Awards to Employees, Officers and Directors Under the 2018 Plan	19
Vote Required	19
EXECUTIVE COMPENSATION	20
Summary Compensation Table	20
Outstanding Equity Awards at 2019 Year-End	21
Executive Letter Agreements	21
Potential Payments upon Termination or Change in Control	22
Executive Incentive Compensation Plan	23
401(k) Plan	24
Equity Compensation Plan Information	24
Director Compensation	25
Compensation Committee Interlocks and Insider Participation	28
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31
OTHER MATTERS	35

APPENDIX A—AMENDED AND RESTATED 2019 EMPLOYEE STOCK PURCHASE PLAN	A-1

APPENDIX B—AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN	B-1

i

IGM BIOSCIENCES, INC.

PROXY STATEMENT

FOR THE 2020 SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 8:00 a.m. Pacific Time on Thursday, July 30, 2020

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors of IGM Biosciences, Inc. (we or the Company) for use at the special meeting of stockholders of the Company (the Special Meeting), and any postponements, adjournments or continuations thereof. The Special Meeting will be held on Thursday, July 30, 2020 at 8:00 a.m. Pacific Time virtually via live webcast. You will be able to attend the Special Meeting virtually by visiting www.virtualshareholdermeeting.com/IGMS2020SM, where you will be able to listen to the meeting live and vote online by entering the control number on your proxy card.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

Why am I receiving these materials?

Our board of directors is providing these proxy materials to you in connection with its solicitation of proxies for use at the Special Meeting, which will take place on July 30, 2020. Stockholders are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement. This proxy statement and the accompanying proxy card are being mailed on or about July 10, 2020 in connection with the solicitation of proxies on behalf of our board of directors. All stockholders will have the ability to access via the Internet this proxy statement.

What proposals will be voted on at the Special Meeting?

There are two proposals scheduled to be voted on at the Special Meeting:

•

To approve the amendment and restatement of our 2019 Employee Stock Purchase Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under such plan includes both voting and non-voting shares of our common stock.

•

To approve the amendment and restatement of our Amended and Restated 2018 Omnibus Incentive Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under such plan includes both voting and non-voting shares of our common stock.

At the time this proxy statement was mailed, our management and board of directors were not aware of any other matters to be presented at the Special Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

•

FOR the approval of the amendment and restatement of our 2019 Employee Stock Purchase Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under such plan includes both voting and non-voting shares of our common stock.

•

FOR the approval of the amendment and restatement of our Amended and Restated 2018 Omnibus Incentive Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under such plan includes both voting and non-voting shares of our common stock.

Who is entitled to vote at the Special Meeting?

Holders of our common stock at the close of business on June 23, 2020, the record date for the Special Meeting (the Record Date), are entitled to notice of and to vote at the Special Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were                shares of common stock outstanding and entitled to vote.

Stockholders of Record—Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares, and this proxy statement was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person (including virtually) at the Special Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders—Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name,” and this proxy statement was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

•

Proposal No. 1: The approval of the amendment and restatement of our 2019 Employee Stock Purchase Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under such plan includes both voting and non-voting shares of our common stock requires an affirmative FOR vote of a majority of the shares of our common stock present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 1, the abstention will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of this proposal.

•

Proposal No. 2: The approval of the amendment and restatement of our Amended and Restated 2018 Omnibus Incentive Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under such plan includes both voting and non-voting shares of our common stock requires an affirmative FOR vote of a majority of the shares of our common stock present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of this proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the special meeting of stockholders to be properly held under our amended and restated bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person (including virtually) or by proxy, constitutes a quorum for the transaction of business at the Special Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. If there is no quorum, a majority of the shares present at the Special Meeting may adjourn the meeting to a later date.

What do I need to do to attend the Special Meeting?

You will be able to attend the Special Meeting virtually and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/IGMS2020SM. To participate in the Special Meeting, you will need the control number from your proxy card. The Special Meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, you can vote in one of the following ways:

•

You may vote via the Internet. To vote via the Internet prior to the Special Meeting, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card you receive. Your vote must be received by 11:59 p.m. Eastern Time on July 29, 2020 to be counted. If you vote via the Internet prior to the Special Meeting, you do not need to return a proxy card by mail.

•

You may vote by telephone. To vote by telephone, dial 1-800-690-6903 (toll-free in the United States and Canada; toll charges apply to calls from other countries) and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Time on July 29, 2020 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

•

You may vote by mail. To vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and return it promptly by mail in the enclosed postage-paid envelope so that it is received no later than July 29, 2020. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Special Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.

•

You may vote virtually during the Special Meeting. If you plan to attend the Special Meeting by visiting www.virtualshareholdermeeting.com/IGMS2020SM, you may vote electronically during the meeting. Please have your proxy card in hand when you visit the website.

Even if you plan to attend the Special Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Special Meeting.

Street Name Stockholders. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Special Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•	delivering a written revocation to our Secretary at IGM Biosciences, Inc., 325 E. Middlefield Road, Mountain View, California 94043, by 11:59 p.m. Eastern Time on July 29, 2020; or

•	attending the Special Meeting and voting in person (including virtually).

Street Name Stockholders. If you are a street name stockholder, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Fred Schwarzer and Misbah Tahir have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•

FOR the approval of the amendment and restatement of our 2019 Employee Stock Purchase Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under such plan includes both voting and non-voting shares of our common stock (Proposal No. 1);

•

FOR the approval of the amendment and restatement of our Amended and Restated 2018 Omnibus Incentive Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under such plan includes both voting and non-voting shares of our common stock (Proposal No. 2); and

•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Special Meeting.

Street Name Stockholders. If you are a street name stockholder and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 and Proposal No. 2 are non-routine matters. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1 or Proposal No. 2, which would result in a “broker non-vote.” For additional information regarding broker non-votes, see “—What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Special Meeting (e.g., Proposal No. 1).

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

How are proxies solicited for the Special Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Special Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

What does it mean if I received more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the Securities and Exchange Commission (the SEC) called “householding,” under which we can deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

IGM Biosciences, Inc.

Attention: Secretary

325 E. Middlefield Road

Mountain View, California 94043

(650) 965-7873

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Special Meeting. In addition, we will disclose final voting results on a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, we will file an amendment to the Form 8-K to disclose the final results.

What is the deadline to propose actions for consideration at the 2021 annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2021 annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2021 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than January 1, 2021. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the Exchange Act), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

IGM Biosciences, Inc.

Attention: Secretary

325 E. Middlefield Road

Mountain View, California 94043

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of the our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2021 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than February 15, 2021; and

•	not later than March 17, 2021.

In the event that we hold our 2021 annual meeting of stockholders more than 30 days before or more than 60 days after the first anniversary of the date of our 2020 annual meeting of stockholders, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting; or

•	the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Recommendation or Nomination of Director Candidates

Our corporate governance and nominating committee will consider director candidates recommended by stockholders holding no less than $2,000 in market value, or one percent (1%), of the outstanding shares of our common stock continuously for at least 12 months prior to the date of the submission of the recommendation or nomination, so long as such recommendations or nominations comply with our amended and restated certificate of incorporation, amended and restated bylaws, and applicable laws, rules and regulations, including those promulgated by the SEC. Our corporate governance and nominating committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing. Such recommendations must include information about the candidate, a statement of support of the candidate by the recommending stockholder, evidence of the recommending stockholder’s ownership of our capital stock, a signed letter from the candidate confirming willingness to serve on our board of directors, information regarding any relationships between us and the candidate and any additional information required by our amended and restated bylaws. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for election to our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Secretary at IGM Biosciences, Inc., 325 E. Middlefield Road, Mountain View, California 94043. To be timely for the 2021 annual meeting of stockholders, nominations must be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Complete details regarding all requirements that must be met are found in our amended and restated bylaws. A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at http://www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL NO. 1

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2019 EMPLOYEE STOCK PURCHASE PLAN TO CLARIFY THAT THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK USED TO CALCULATE THE AUTOMATIC SHARE RESERVE INCREASE UNDER SUCH PLAN INCLUDES BOTH VOTING AND NON-VOTING SHARES OF OUR COMMON STOCK

Background of the Proposal; Material Amendments

We are asking our stockholders to approve a technical amendment and restatement of our 2019 Employee Stock Purchase Plan (ESPP) to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under the ESPP includes both voting and non-voting shares of our common stock (the Amended and Restated ESPP).

Prospectively, the annual share reserve increase for the ESPP will continue to be effective as of the first day of our fiscal year and the change to the mechanism of calculation will be effective with the share increase under the ESPP for the 2021 fiscal year. The Amended and Restated ESPP also increases the available share reserve by the number of additional shares that would have been added if non-voting common stock had been included when the share reserve increase was calculated for the fiscal 2020 share reserve increase on January 1, 2020. When including non-voting shares in the number of outstanding shares of common stock for purposes of calculating the 2020 fiscal year automatic share reserve increase, the number of shares reserved for issuance under the ESPP is increased by 64,312.

Our board of directors has adopted the Amended and Restated ESPP, subject to approval from our stockholders at the Special Meeting. The Amended and Restated ESPP is consistent with the original intent of the evergreen provisions and important to ensure that our incentive plans maintain share reserves sufficient to retain and attract talented service providers. If our stockholders do not approve the Amended and Restated ESPP, the ESPP will continue in accordance with the original terms of such plan.

Summary of the ESPP

The following is a summary of the principal features of the ESPP and its operation. The summary is qualified in its entirety by reference to the amended and restated ESPP itself set forth in Appendix A.

General. Our board of directors adopted, and our stockholders approved, our ESPP in 2019. The ESPP is intended to have two components: a component that is intended to qualify as an “employee stock purchase plan” under Section 423 (the 423 Component) of the Internal Revenue Code of 1986, as amended (the Code), and a component that is not intended to so qualify (the Non-423 Component).

Authorized shares. A maximum of 585,433 shares of our common stock will be available for sale under our ESPP, after giving effect to the impact of the Amended and Restated ESPP on the January 1, 2020 annual share reserve increase. The number of shares of our common stock that are available for sale under our ESPP increases on the first day of each fiscal year by an amount equal to the least of:

•	560,000 shares of our common stock;

•

one percent (1%) of the outstanding shares of our capital stock (including, as proposed by the Amended and Restated ESPP, both voting and non-voting shares) as of the last day of the immediately preceding fiscal year; or

•	such other amount as the administrator may determine.

Plan administration. Our board of directors or our compensation committee administers our ESPP, and has full but non-exclusive authority to interpret the terms of our ESPP and determine eligibility to participate, subject to the conditions of our ESPP, as described below. The administrator has full and exclusive discretionary authority to construe, interpret, and apply the terms of the ESPP, to delegate ministerial duties to any of our employees, to designate separate offerings under the ESPP, to designate our subsidiaries and affiliates as participating in the 423 Component or Non-423 Component of the ESPP, to determine eligibility, to adjudicate all disputed claims filed under the ESPP and to establish procedures that it deems necessary or advisable for the administration of the ESPP, including, but not limited to, adopting such procedures, sub-plans, and appendices to the enrollment agreement as are necessary or appropriate to permit participation in the ESPP by employees who are foreign nationals or employed outside the U.S. Unless otherwise determined, employees eligible to participate in each sub-plan will participate in a separate offering or in the Non-423 Component. The administrator’s findings, decisions, and determinations are final and binding on all participants to the full extent permitted by law.

Eligibility. Unless otherwise determined by the administrator with respect to the Non-423 Component if required by applicable laws, all our employees are eligible to participate if they are customarily employed by us, or any participating subsidiary, for at least 20 hours per week and more than five months in any calendar year. The administrator, in its discretion, prior to an enrollment date for all options granted on such enrollment date in an offering, may determine that an employee who (i) has not completed at least two years of service (or a lesser period of time determined by the administrator) since his or her last hire date, (ii) customarily works not more than 20 hours per week (or a lesser period of time determined by the administrator), (iii) customarily works not more than five months per calendar year (or a lesser period of time determined by the administrator), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, and (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to disclosure requirements under Section 16(a) of the Exchange Act, is or is not eligible to participate in such offering period. As of May 31, 2020, approximately 88 employees, including all our executive officers, were eligible to participate in the ESPP.

However, an employee may not be granted rights to purchase shares of our common stock under our ESPP if such employee:

•	immediately after the grant would own capital stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or

•

holds rights to purchase shares of our common stock under all of our employee stock purchase plans that accrue at a rate that exceeds $25,000 worth of shares of our common stock for each calendar year.

Offering periods; purchase periods. Our ESPP includes a component that allows us to make offerings intended to qualify under Section 423 of the Code and a component that allows us to make offerings not intended to qualify under Section 423 of the Code to designated companies, as described in our ESPP. Our ESPP provides for consecutive six-month offering periods. The offering periods are scheduled to start on the first trading day on or after May 15th and November 15th of each year. The administrator is authorized to change the duration of offering periods and purchase periods, including the starting and ending dates of offering periods and purchase periods, provided that no offering period may have a duration exceeding 27 months. If the fair market value of our common stock on the exercise date is less than the fair market value on the first trading day of the offering period, participants will be withdrawn from the current offering period following their purchase of shares on the purchase date and automatically will be enrolled in a new offering period.

Contributions. Our ESPP permits participants to purchase shares of our common stock through contributions (in the form of payroll deductions or otherwise to the extent permitted by the administrator) of up to 15% of their eligible compensation. A participant may purchase a maximum of 3,000 shares of our common stock during a purchase period.

Exercise of purchase right. Amounts deducted and accumulated by the participant during any offering period will be used to purchase shares of our common stock at the end of each purchase period established by our board of directors. The purchase price of the shares will be 85% of the lower of the fair market value of our common stock on the first trading day of each offering period or on the exercise date. Participants may end their participation at any time during an offering period and will be paid their accrued contributions that have not yet been used to purchase shares of our common stock. Participation ends automatically upon termination of employment with us.

Non-transferability. A participant may not transfer rights granted under our ESPP. If our compensation committee permits the transfer of rights, it may only be done by will, the laws of descent and distribution, or as otherwise provided under our ESPP. A participant may not transfer the shares acquired under the ESPP until the day after the six-month anniversary of the day such shares were purchased.

Certain adjustments. In the event of certain changes in our capitalization as set forth in our ESPP, to prevent diminution or enlargement of the benefits or potential benefits available under our ESPP, the administrator will adjust the number and class of shares that may be delivered under our ESPP and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in our ESPP.

Dissolution or liquidation. In the event of our proposed liquidation or dissolution, the offering period then in progress will be shortened, and a new exercise date occurring before the date of the proposed dissolution or liquidation, unless otherwise provided by the administrator. The administrator will notify each participant that the exercise date has been changed and that the participant’s option will be exercised automatically on the new exercise date unless prior to such date the participant has withdrawn from the offering period.

Merger or change in control. Our ESPP provides that in the event of a merger or change in control, as defined under our ESPP, a successor corporation may assume or substitute each outstanding purchase right. If the successor corporation refuses to assume or substitute for the outstanding purchase right, the offering period then in progress will be shortened, and a new exercise date will be set that will be before the date of the proposed merger or change in control. The administrator will notify each participant that the exercise date has been changed and that the participant’s option will be exercised automatically on the new exercise date unless prior to such date the participant has withdrawn from the offering period.

Amendment; termination. The administrator has the authority to amend, suspend, or terminate our ESPP, subject to certain exceptions described in our ESPP. Our ESPP automatically will terminate in 2039, unless we terminate it sooner.

Summary of U.S. Federal Income Tax Consequences Under the ESPP

The following summary of the effect of federal income taxation upon the participant and us with respect to the shares of our common stock purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares of common stock, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and more than one-year from the applicable date of purchase, the participant will recognize ordinary income equal to the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares of common stock are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. We generally are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares of common stock prior to the expiration of the holding periods described above.

Participation by Employees, Officers and Directors in the ESPP

Participation in the ESPP is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the ESPP are not determinable. Non-employee directors are not eligible to participate in the ESPP. For illustrative purposes, the following table sets forth (i) the number of shares of our common stock that were purchased during the first offering period under the ESPP, which ran from September 17, 2019 until May 15, 2020 (ii) the average price per share paid for such shares, and (iii) the fair market value at the date of purchase.

Name of Individual or Group	Number of Shares Purchased	Average Per Share Purchase Price ($)	Fair Market Value at Date of Purchase ($)
Fred Schwarzer, Chief Executive Officer and President	1,096	13.60	59.00
Bruce Keyt, Ph.D., Chief Scientific Officer	2,637	13.60	59.00
Misbah Tahir, Chief Financial Officer	—	—	—
All current executive officers, as a group	3,733	13.60	59.00
All directors who are not executive officers, as a group	—	—	—
All employees who are not executive officers, as a group	19,562	13.60	59.00

Vote Required

Approval of the amendment and restatement of the ESPP to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under the ESPP includes both voting and non-voting shares of our common stock as detailed in this Proposal No. 1 requires the affirmative vote of a majority of the shares of our common stock present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE
AMENDMENT AND RESTATEMENT OF OUR 2019 EMPLOYEE STOCK PURCHASE PLAN
TO CLARIFY THAT THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK USED TO
CALCULATE THE AUTOMATIC SHARE RESERVE INCREASE UNDER SUCH PLAN INCLUDES
BOTH VOTING AND NON-VOTING SHARES OF OUR COMMON STOCK.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN TO CLARIFY THAT THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK USED TO CALCULATE THE AUTOMATIC SHARE RESERVE INCREASE UNDER SUCH PLAN INCLUDES BOTH VOTING AND NON-VOTING SHARES OF
OUR COMMON STOCK

Background of the Proposal; Material Amendments

We are asking our stockholders to approve the amendment and restatement of our Amended and Restated 2018 Omnibus Incentive Plan (2018 Plan) to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under the 2018 Plan includes both voting and non-voting shares of our common stock (the Amended and Restated 2018 Plan).

Prospectively, the annual share reserve increase for the 2018 Plan will continue to be effective as of the first day of our fiscal year and the change to the mechanism of calculation will be effective with the share increase under the 2018 Plan for the 2021 fiscal year. The Amended and Restated 2018 Plan also increases the available share reserve by the number of additional shares that would have been added if non-voting common stock had been included when the share reserve increase was calculated for the fiscal 2020 share reserve increase on January 1, 2020. When including non-voting shares in the number of outstanding shares of common stock for purposes of calculating the 2020 fiscal year automatic share reserve increase, the number of shares reserved for issuance under the ESPP is increased by 257,248.

Our board of directors has adopted the Amended and Restated 2018 Plan, subject to approval from our stockholders at the Special Meeting. The Amended and Restated 2018 Plan is consistent with the original intent of the evergreen provisions and important to ensure that our incentive plans maintain share reserves sufficient to retain and attract talented service providers. If our stockholders do not approve the Amended and Restated 2018 Plan, the 2018 Plan will continue in accordance with the original terms of such plan.

Summary of the 2018 Plan

The following is a summary of the principal features of the 2018 Plan and its operation. The summary is qualified in its entirety by reference to the amended and restated 2018 Plan itself set forth in Appendix B.

General. In 2018, our board of directors adopted, and our stockholders approved, our 2018 Plan. In 2019, our board of directors adopted, and our stockholders approved, an amendment and restatement to the 2018 Plan. Our 2018 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code to our employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units (RSUs), stock appreciation rights, performance units, and performance shares to our employees, directors, and consultants. As of May 31, 2020, we had approximately 88 employees (including all of our executive officers), approximately three consultants and eight outside directors, who were eligible to participate in the 2018 Plan.

Authorized shares. A maximum of 5,605,735 shares of our common stock will be reserved for issuance pursuant to our 2018 Plan, after giving effect to the impact of the Amended and Restated 2018 Plan on the January 1, 2020 annual share reserve increase. The number of shares of our common stock available for issuance under our 2018 Plan is subject to an annual increase on the first day of each fiscal year, equal to the least of:

•	8,768,000 shares of our common stock;

•

Four percent (4%) of the outstanding shares of our capital stock (including, as proposed by the Amended and Restated 2018 Plan, both voting and non-voting shares) as of the last day of the immediately preceding fiscal year; or

•	such other amount as our board of directors may determine.

If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, RSUs, performance units, or performance shares, is forfeited to or repurchased due to failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the 2018 Plan. With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the 2018 Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2018 Plan. Shares that have actually been issued under the 2018 Plan under any award will not be returned to the 2018 Plan; provided, however, that if shares issued pursuant to awards of restricted stock, RSUs, performance shares, or performance units are repurchased or forfeited, such shares will become available for future grant under the 2018 Plan. Shares used to pay the exercise price of an award or satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2018 Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the 2018 Plan.

Plan administration. Our board of directors or our compensation committee administers our 2018 Plan. If we determine it is desirable to qualify transactions under our 2018 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of our 2018 Plan, the administrator has the power to administer our 2018 Plan and make all determinations deemed necessary or advisable for administering the 2018 Plan, including but not limited to, the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2018 Plan, determine the terms and conditions of awards (including, but not limited to, the exercise price, the times or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of our 2018 Plan and awards granted under it, to prescribe, amend, and rescind rules relating to our 2018 Plan, including creating sub-plans, to permit participants to satisfy tax withholding obligations as set forth in the 2018 Plan, to modify or amend each award, including but not limited to the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price and/or different terms, awards of a different type and/or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations, and other actions are final and binding on all participants to the full extent permitted by law.

Stock options. Stock options may be granted under our 2018 Plan. The exercise price of options granted under our 2018 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares, or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director, or consultant, he or she may exercise his or her option for the period stated in his or her option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award, the option will remain exercisable for three months. However, in no event may an option be exercised later than the expiration of its term.

Stock appreciation rights. Stock appreciation rights may be granted under our 2018 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. After the termination of service of an employee, director, or consultant, he or she may exercise his or her stock appreciation right for the period stated in his or her stock appreciation rights agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2018 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted stock. Restricted stock may be granted under our 2018 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director, or consultant and, subject to the provisions of our 2018 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

RSUs. RSUs may be granted under our 2018 Plan. Each RSU represents an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2018 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares, or in some combination of both. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Performance units and performance shares. Performance units and performance shares may be granted under our 2018 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based on the achievement of companywide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares, or in some combination thereof.

Non-transferability of awards. Unless the administrator provides otherwise, our 2018 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain adjustments. In the event of certain changes in our capitalization, such as an extraordinary dividend or distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of our shares or other securities, issuance of warrants, or any similar equity restructuring transaction, to prevent diminution or enlargement of the benefits or potential benefits available under our 2018 Plan, the administrator will adjust the number and class of shares that may be delivered under our 2018 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits set forth in our 2018 Plan.

Dissolution or liquidation. In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or change in control. Our 2018 Plan provides that in the event of a merger or change in control, as defined under our 2018 Plan, each outstanding award will be treated as the administrator determines, without a requirement to obtain a participant’s consent, including, without limitation, that such award will be continued by the successor corporation or a parent or subsidiary of the successor corporation. An award will be considered continued if following the transaction, (i) the award gives the right to purchase or receive the consideration received in the transaction by holders of our shares or (ii) the award is terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been received upon the exercise or realization of the award, which payment may be subject to any escrow applicable to holders of our common stock in connection with the transaction or subjected to the award’s original vesting schedule. The administrator is not required to treat all awards, all awards held by a participant, or all awards of the same type, similarly.

In the event that a successor corporation or its parent or subsidiary does not continue an outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels and such award will become fully exercisable, if applicable, for a specified period prior to the transaction, unless specifically provided for otherwise under the applicable award agreement or other written agreement with the participant. The award will then terminate upon the expiration of the specified period of time. If an option or stock appreciation right is not assumed or substituted, the administrator will notify the participant in writing or electronically that such option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right will terminate upon the expiration of such period.

If an outside director’s awards are assumed or substituted for in a merger or change in control and the service of such outside director is terminated on or following a change in control, other than pursuant to a voluntary resignation, his or her options and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and RSUs will lapse and all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels, and all other terms and conditions met.

Clawback. Awards under the 2018 Plan are subject to any clawback policy of ours, and the administrator also may specify in an award agreement that the participant’s rights, payments, and/or benefits with respect to an award will be subject to reduction, cancellation, forfeiture, and/or recoupment upon the occurrence of certain specified events. Our board of directors may require a participant to forfeit, return, or reimburse us all or a portion of the award and/or shares issued under the award, any amounts paid under the award, and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment; termination. The administrator has the authority to amend, suspend, or terminate our 2018 Plan provided such action does not impair the existing rights of any participant, subject to certain exceptions in accordance with the terms of our 2018 Plan. Our 2018 Plan automatically will terminate in 2029, unless we terminate it sooner.

Summary of U.S. Federal Income Tax Consequences Under the 2018 Plan

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2018 Plan. The summary is based on existing U.S. laws and regulations as of the record date, and does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the Shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes.

Nonstatutory Stock Options. A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares of common stock acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the shares acquired through the exercise of the nonstatutory stock option.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards. A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards. There are no immediate tax consequences of receiving an award of RSUs. A participant who is awarded RSUs generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Unit and Performance Share Awards. A participant generally will recognize no income upon the grant of a performance share or a performance unit. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A. Section 409A of the Code and the Treasury regulations promulgated thereunder (Section 409A) provide certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2018 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions,

Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2018 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m) of the Code, the annual compensation paid to any of these covered employees will be deductible only to the extent that it does not exceed $1,000,000 per year.

Awards to Employees, Officers and Directors Under the 2018 Plan

The number of awards that an employee, director or consultant may receive under the 2018 Plan is in the discretion of the administrator and therefore cannot be determined in advance. The following table sets forth the aggregate number of shares of common stock subject to options granted under the 2018 Plan during the last fiscal year, and the average per share exercise price of such options.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price
Fred Schwarzer, Chief Executive Officer and President	125,845	$1.39
Bruce Keyt, Ph.D., Chief Scientific Officer	96,275	$1.39
Misbah Tahir, Chief Financial Officer	125,597	$1.39
All current executive officers, as a group	347,717	$1.39
All directors who are not executive officers, as a group	111,932	$14.02
All employees who are not executive officers, as a group	514,532	$1.00

Vote Required

Approval of the amendment and restatement of the 2018 Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under the 2018 Plan includes both voting and non-voting shares of our common stock as detailed in this Proposal No. 2 requires the affirmative vote of a majority of the shares of our common stock present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN TO CLARIFY THAT THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK USED TO CALCULATE THE AUTOMATIC SHARE RESERVE INCREASE UNDER SUCH PLAN INCLUDES BOTH VOTING AND NON-VOTING SHARES OF OUR COMMON STOCK.

EXECUTIVE COMPENSATION

Our named executive officers for the fiscal year ended December 31, 2019, which consist of our principal executive officer and the next two most highly compensated executive officers who were serving as executive officers as of December 31, 2019 are:

•	Fred Schwarzer, our Chief Executive Officer, President and Director;

•	Bruce Keyt, Ph.D., our Chief Scientific Officer; and

•	Misbah Tahir, our Chief Financial Officer.

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers during the years ended December 31, 2018 and 2019.

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Total ($)
Fred Schwarzer	2019	428,000	121,189	207,911	757,100
Chief Executive Officer, President and Director	2018	376,000	143,214	—	519,214
Bruce Keyt, Ph.D.	2019	357,000	92,714	151,743	601,457
Chief Scientific Officer	2018	352,222	—	—	352,333
Misbah Tahir	2019	350,000	121,379	117,600	588,979
Chief Financial Officer

(1)

This column reflects the aggregate grant date fair value of option awards granted to the officer in the applicable fiscal year, computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718, Compensation—Stock Compensation (Topic 718). See Note 8 to our financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(2)	This column reflects annual incentives earned under our Executive Incentive Compensation Plan in 2019.

Outstanding Equity Awards at 2019 Year-End

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2019.

		Option Awards
Name	Date of Grant	Number of Securities Underlying Exercisable Options		Number of Securities Underlying Unexercisable Options (1)		Option Exercise Price ($)	Option Expiration Date
Fred Schwarzer	12/21/18	129,096	(2)	29,792		1.39	12/21/28
	2/18/19	26,217	(3)	99,628		1.39	2/18/29
Bruce Keyt, Ph.D.	1/12/13	143,756	(4)	—		0.93	1/12/23
	3/10/15	30,264	(4)	—		0.93	3/10/25
	1/16/17	69,986	(5)	20,807		1.00	1/16/27
	2/1/19	20,057	(3)	76,218		1.39	2/1/29
Misbah Tahir	1/3/19	—		125,597	(6)	1.39	1/3/29

(1)

The unvested portion of these awards are also subject to vesting acceleration under certain circumstances, as will be more fully described below under “—Potential Payments upon Termination or Change in Control—Change in Control and Severance Policy.”

(2)

89,374 of the shares subject to the option vested on December 21, 2018 and 1/48th of the shares subject to the option vest monthly thereafter on the first day of the month, subject to continued service through each such vesting date.

(3)	1/48th of the shares subject to the option vest each month beginning on March 1, 2019, subject to continued service through each such vesting date.
(4)	100% of the shares subject to the option were vested as of December 31, 2019.
(5)	1/48th of the shares subject to the option vest each month beginning on December 30, 2016, subject to continued service through each such vesting date.
(6)	1/4th of the shares subject to the option vested on January 1, 2020 and 1/48th of the shares subject to the option vest monthly thereafter, subject to continued service through each such vesting date.

Executive Letter Agreements

Fred Schwarzer

In August 2019, we entered into a confirmatory employment letter with Fred Schwarzer, our Chief Executive Officer and President. The employment letter has no specific term and provides that Mr. Schwarzer is an at-will employee. The employment letter supersedes all existing agreements and understandings that Mr. Schwarzer may have concerning his employment relationship with us. The employment letter also provides Mr. Schwarzer with severance and change in control benefits pursuant to our Change in Control and Severance Policy described below. Mr. Schwarzer’s annual base salary was $428,000 for 2019 and was subsequently increased to $529,700, effective January 1, 2020. He is currently eligible for an annual target cash incentive payment equal to 50% of his annual base salary.

Bruce Keyt, Ph.D.

In August 2019, we entered into a confirmatory employment letter with Bruce Keyt, our Chief Scientific Officer. The employment letter has no specific term and provides that Dr. Keyt is an at-will employee. The employment letter supersedes all existing agreements and understandings that Dr. Keyt may have concerning his employment relationship with us. The employment letter also provides Dr. Keyt with severance and change in control benefits pursuant to our Change in Control and Severance Policy described below. Dr. Keyt’s annual base salary was $357,000 for 2019 and was subsequently increased to $413,200, effective January 1, 2020. He is currently eligible for an annual target cash incentive payment equal to 45% of his annual base salary.

Misbah Tahir

In August 2019, we entered into a confirmatory employment letter with Misbah Tahir, our Chief Financial Officer. The employment letter has no specific term and provides that Mr. Tahir is an at-will employee. The employment letter supersedes all existing agreements and understandings that Mr. Tahir may have concerning his employment relationship with us. The employment letter also provides Mr. Tahir with severance and change in control benefits pursuant to our Change in Control and Severance Policy described below. Mr. Tahir’s annual base salary was $350,000 for 2019 and was subsequently increased to $385,400, effective January 1, 2020. He is currently eligible for an annual target cash incentive payment equal to 40% of his annual base salary.

Potential Payments upon Termination or Change in Control

In order to recruit and maintain a stable and effective management team, our compensation committee believes it is appropriate and necessary to provide assurance of certain severance and change in control benefits approved by the compensation committee, in consultation with Radford. We entered into change in control and severance agreements under our Change in Control and Severance Policy (the Severance Policy) with each of our named executive officers that provide for the severance and change in control benefits described below.

Our board of directors has approved the following change in control and severance benefits for our current executive officers (other than Dr. Daniel Chen) and other key employees (collectively, participants) pursuant to the Severance Policy. Unless sooner terminated by our board of directors or compensation committee or by the consent of an impacted participant, the Severance Policy has a term of three years, subject to potential extension upon the occurrence of certain events set forth in the Severance Policy.

The Severance Policy provides that if we terminate a participant’s employment outside of the period beginning three months prior to and ending 12 months after a “change in control” (as defined in the Severance Policy) (such period, the “change in control period”) other than for “cause” (as generally defined in the Severance Policy), death or disability (or, in the case of Mr. Schwarzer, if Mr. Schwarzer terminates his employment due to a “constructive termination” (as defined in the Severance Policy)), the participant will receive the following:

•	a lump sum payment equal to nine months’ base salary (12 months for Mr. Schwarzer); and

•	a lump sum payment equal to nine months of COBRA premiums (12 months for Mr. Schwarzer).

The Severance Policy provides that if a participant’s employment is terminated during the change in control period either by us other than for cause, death or disability or by the participant due to a “constructive termination”, the participant will receive the following:

•	a lump sum payment equal to 12 months’ base salary (18 months for Mr. Schwarzer);

•	100% acceleration of unvested time-based equity awards;

•

a lump sum payment equal to the participant’s pro-rata target annual bonus for the year of termination plus 100% of the participant’s target annual bonus for the year of termination (150% for Mr. Schwarzer); and

•	a lump sum payment equal to 12 months of COBRA premiums (18 months for Mr. Schwarzer).

The Severance Policy also provides that if in connection with a change in control, a participant’s then-unvested time-based equity awards are not assumed or replaced or substituted with an equivalent award by the acquiror or successor corporation, then 100% of such equity awards will immediately vest and become exercisable (if applicable).

The Severance Policy provides that if we discover after a participant’s receipt of payments or benefits under the Severance Policy that grounds for the termination of the participant’s employment for cause existed, then the participant will not receive any further payments or benefits under the Severance Policy and, to the extent permitted under applicable laws, will be required to repay to us any payments or benefits he or she received under the Severance Policy (or any financial gain derived from such payments or benefits).

In addition, the Severance Policy provides that if any payments or benefits received by a participant under the Severance Policy or otherwise would constitute “parachute payments” within the meaning of Section 280G of the Code and be subject to excise taxes imposed by Section 4999 of the Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher. The Severance Policy does not require us to provide any tax gross-ups.

To receive the severance described above, the participant must sign and not revoke our standard separation agreement and release of claims within the timeframe that is set forth in the Severance Policy. Except for provisions providing for accelerated vesting of a participant’s performance-based equity awards upon a termination either by us other than for cause, death or disability or by the participant due to a constructive termination, the Severance Policy supersedes any provisions in a participant’s offer letter or equity award agreement that provide for accelerated vesting upon certain terminations of employment.

Executive Incentive Compensation Plan

In August 2019, our board of directors adopted an Executive Incentive Compensation Plan (the Bonus Plan). The Bonus Plan is administered by a committee appointed by our board of directors. Unless and until our board of directors determines otherwise, our compensation committee is the administrator of the Bonus Plan. The Bonus Plan allows our compensation committee to provide cash incentive awards to selected employees, including our named executive officers, determined by our compensation committee, based upon performance goals established by our compensation committee. Our compensation committee, in its sole discretion, establishes a target award for each participant under the Bonus Plan, which may be expressed as a percentage of the participant’s average annual base salary for the applicable performance period, a fixed dollar amount, or such other amount or based on such other formula as our compensation committee determines to be appropriate.

Under the Bonus Plan, our compensation committee determines the performance goals applicable to awards, which goals may include, without limitation: (i) research and development, (ii) regulatory milestones or regulatory-related goals, (iii) gross margin, (iv) financial milestones, (v) new product or business development, (vi) operating margin, (vii) product release timelines or other product release milestones, (viii) publications, (ix) cash flow, (x) cash position, (xi) procurement, (xii) savings, (xiii) internal structure, (xiv) leadership development, (xv) project, function or portfolio-specific milestones, (xvi) partnering, license or research collaboration agreements, (xvii) capital raising, (xviii) initial public offering preparations, (xix) patentability, (xx) revenue, (xxi) revenue growth, (xxii) stock price and (xxiii) individual objectives such as peer reviews or other subjective or objective criteria. As determined by our compensation committee, the performance goals may be based on GAAP or non-GAAP results and any actual results may be adjusted by our compensation committee for one-time items or unbudgeted or unexpected items and/or payments of actual awards under the Bonus Plan when determining whether the performance goals have been met. The goals may be on the basis of any factors our compensation committee determines relevant, and may be on an individual, divisional, business unit, segment or company-wide basis. Any criteria used may be measured on such basis as our compensation committee determines. The performance goals may differ from participant to participant and from award to award. Our compensation committee also may determine that a target award or a portion thereof will not have a performance goal associated with it but instead will be granted (if at all) in the compensation committee’s sole discretion.

401(k) Plan

We maintain a tax-qualified 401(k) retirement plan for all U.S. employees, including our named executive officers, who satisfy certain eligibility requirements, including requirements relating to age and length of service. Under our 401(k) plan, employees may elect to defer up to all eligible compensation, subject to applicable annual Code limits. We intend for our 401(k) plan to qualify under Section 401(a) and 501(a) of the Code so that contributions by employees to our 401(k) plan, and income earned on those contributions, are not taxable to employees until withdrawn from our 401(k) plan. The 401(k) plan also permits contributions to be made on a post-tax basis for those employees participating in the Roth 401(k) plan component.

Equity Compensation Plan Information

The following table provides information as of December 31, 2019 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Rights (#)	Weighted Average Exercise Price of Outstanding Options and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column) (#)
Equity compensation plans approved by security holders
2010 Stock Plan (1)	593,152	$0.94	—
Amended and Restated 2018 Omnibus Incentive Plan (2)	1,696,057	$4.21	2,669,264
2019 Employee Stock Purchase Plan (3)	—	—	280,000
Equity compensation plans not approved by security holders	—	—	—
TOTAL	2,289,209	$3.36	2,949,264

(1)

Our board of directors adopted, and our stockholders approved, the 2010 Stock Plan, as amended and restated (the 2010 Plan). In connection with our initial public offering and the adoption of the 2018 Plan, we no longer grant awards under the 2010 Plan; however, all outstanding options issued pursuant to the 2010 Plan continue to be governed by their existing terms. To the extent that any such awards are forfeited or lapse unexercised or are repurchased, the shares of common stock subject to such awards will become available for issuance under the 2018 Plan. Includes options to purchase 593,152 shares of our common stock outstanding under the 2010 Plan.

(2)	Our board of directors adopted, and our stockholders approved, the 2018 Plan. The 2018 Plan provides that the number of shares available for issuance under the 2018 Plan will be increased on the first day of each fiscal year beginning with the 2020 fiscal year, in an amount equal to the least of (i) 8,768,000 shares, (ii) four percent (4%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as our board of directors may determine. Includes options to purchase 1,696,057 shares of our common stock outstanding under our 2018 Plan.
(3)

Our board of directors adopted, and our shareholders approved, the 2010 Employee Stock Purchase Plan (the ESPP). The ESPP provides that the number of shares available for issuance under the ESPP will be increased on the first day of each fiscal year beginning with the 2020 fiscal year, in an amount equal to the least of (i) 560,000 shares, (ii) one percent (1%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as may be determined by our board of directors.

Director Compensation

In connection with our initial public offering, our board of directors adopted, and our stockholders approved, a new compensation policy for our non-employee directors. This policy was developed with input from our compensation committee’s independent compensation consultant, Radford, regarding practices and compensation levels at comparable companies. It is designed to attract, retain and reward non-employee directors. Our compensation committee, with input from Radford, has made adjustments to our non-employee director compensation program, most recently in February 2020, in an effort to provide competitive compensation opportunities for our non-employee directors.

Under the outside director compensation policy, each non-employee director receives the cash and equity compensation for his or her services as a member of our board of directors, as described below. We also reimburse our non-employee directors for reasonable, customary and documented travel expenses to meetings of our board of directors or its committees.

The director compensation policy includes a maximum annual limit of $750,000 or, in the first year of a non-employee director’s service on our board of directors, $1,000,000, of cash compensation and equity awards that may be paid, issued or granted to a non-employee director in any fiscal year. For purposes of these limitations, the value of an equity award is based on its grant date fair value (determined in accordance with generally accepted accounting principles, or GAAP). Any cash compensation paid or equity awards granted to a person for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Cash Compensation

Under our outside director compensation policy, each non-employee director is paid an annual cash retainer of $20,000. In addition, each non-employee director is entitled to receive the following cash compensation for his or her services under the policy:

•	$20,000 per year for service as chair of the board of directors;

•	$10,000 per year for service as chair of the audit committee;

•	$5,000 per year for service as a member of the audit committee;

•	$10,000 per year for service as chair of the compensation committee;

•	$5,000 per year for service as a member of the compensation committee;

•	$10,000 per year for service as chair of the corporate governance and nominating committee;

•	$5,000 per year for service as a member of the corporate governance and nominating committee;

•	$10,000 per year for service as chair of the research and clinical development committee; and

•	$5,000 per year for service as a member of the research and clinical development committee.

Each non-employee director who serves as a committee chair receives only the additional annual cash fee as the chair of the committee, and not the additional annual fee as a member of the committee. All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis.

In December 2019, we amended our outside director compensation policy to, among other things, allow non-employee directors to elect to receive RSUs in lieu of the cash compensation provided for in the policy. Each non-employee director may elect on an annual basis to convert 0%, 50% or 100% of his or her retainer cash compensation with respect to services to be performed in a future calendar quarter and otherwise scheduled to be paid following the completion of those services into a number of RSUs (a Retainer Award) having a grant value equal to the aggregate amount of the elected percentage of the retainer cash compensation payable to such non-employee director under the policy for the applicable quarter (as determined on the applicable date of grant of such Retainer Award). The Retainer Awards are automatic and nondiscretionary and are granted on the first trading day of each quarter with respect to the retainer cash compensation that would have been paid in the most recently-completed fiscal quarter. All RSUs underlying such Retainer Awards will be fully vested upon grant.

Equity Compensation

Initial Options. Each person who first becomes a non-employee director after the effective date of the director compensation policy will be granted an initial award of a nonstatutory stock option (the Initial Option) covering 12,100 shares of our common stock. The Initial Option will be scheduled to vest as to 1/3rd of the shares subject to the option on the first anniversary of the director’s commencement of service to us and 1/36th of the shares will vest each month thereafter, subject to continuing to provide services to us through each applicable vesting date. If the person was a member of our board of directors and also an employee, becoming a non-employee director due to termination of employment will not entitle the person to an Initial Option.

Annual Options. Each non-employee director automatically will receive, at the same time we make our annual equity awards to our executive officers, an annual award of a nonstatutory stock option (an Annual Option) covering 10,000 shares (or before the adjustment in February 2020, 6,050 shares) of our common stock. Each Annual Option will vest as to 1/12th of the shares subject to the option for each month of service after the date of the first annual meeting of our stockholders following the date of grant, and will vest in full on the earlier of (i) the twelve-month anniversary of the date of the first Special Meeting of our stockholders following the date of grant or (ii) the date of the second regularly scheduled Special Meeting of our stockholders that next follows the date of grant of the Annual Option, subject to continuing to provide service to us through the applicable vesting date. The term of each option granted under the policy will be 10 years, subject to earlier termination as provided in the 2018 Plan. Each option granted under the policy will have an exercise price per share equal to 100% of the fair market value per share on the date of grant.

Change in Control. In the event of a “change in control” (as defined in the 2018 Plan), each non-employee director will fully vest in his or her outstanding company equity awards provided that the non-employee director continues to be a non-employee director through the date of such change in control.

2019 Compensation

Directors who are also our employees receive no additional compensation for their service as directors. Mr. Schwarzer was our only employee director during 2019. See above in this section for additional information about Mr. Schwarzer’s compensation.

The following table presents the total compensation each of our non-employee directors received during the year ended December 31, 2019. Other than as set forth in the table, we did not pay any compensation, make any equity awards or non-equity awards to or pay any other compensation to any of our non-employee directors in 2019.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Kathleen Behrens, Ph.D. (2)	34,860	146,051	180,911
Julie Hambleton, M.D.	38,418	131,427	169,845
Dana Leach, Ph.D. (3)	17,500	—	17,500
Michael Lee (2)	5,767	131,427	137,194
Michael Loberg, Ph.D.	64,678	131,427	196,105
Kelvin Neu, M.D. (2)	7,209	131,427	138,636
William Strohl, Ph.D.	32,339	131,427	163,766
Nelson Teng, M.D., Ph.D. (3)	—	—	—
Christina Teng Topsøe	11,534	131,427	142,961
Jakob Haldor Topsøe	5,767	131,427	137,194

(1)

This column reflects the aggregate grant date fair value of option awards granted to the officer in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. See Note 8 to our financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. Our non-employee directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(2)

Drs. Behrens and Neu and Mr. Lee joined our board of directors in January 2019, June 2019 and July 2019, respectively, and therefore, their respective fees set forth in the table above were prorated for the portion of 2019 in which they served as directors.

(3)	Drs. Leach and Teng resigned from our board of directors in June 2019.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2019:

		Option Awards
Name	Date of Grant	Number of Securities Underlying Exercisable Options		Number of Securities Underlying Unexercisable Options		Option Exercise Price ($)	Option Expiration Date
Kathleen Behrens, Ph.D.	1/20/19	—		15,132	(1)	1.39	1/20/29
	9/17/19	—		12,100	(2)	16.00	9/17/29
Julie Hambleton, M.D.	12/22/18	4,728		10,404	(3)	1.39	12/22/28
	9/17/19	—		12,100	(2)	16.00	9/17/29
Dana Leach, Ph.D.	11/14/14	30,264	(4)	—		0.93	11/14/24
Michael Lee	9/17/19	—		12,100	(2)	16.00	9/17/29
Michael Loberg, Ph.D.	9/17/19	—		12,100	(2)	16.00	9/17/29
Kelvin Neu, M.D.	9/17/19	—		12,100	(2)	16.00	9/17/29
William Strohl, Ph.D.	12/22/18	4,728		10,404	(3)	1.39	12/22/28
	9/17/19	—		12,100	(2)	16.00	9/17/29
Nelson Teng, M.D., Ph.D.	3/5/14	60,259	(4)	—		0.93	3/5/24
	3/10/15	60,259	(4)	—		0.93	3/10/25
Christina Teng Topsøe	9/17/19	—		12,100	(2)	16.00	9/17/29
Jakob Haldor Topsøe	9/17/19	—		12,100	(2)	16.00	9/17/29

(1)	1/4th of the shares subject to the option vested on January 20, 2020 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.
(2)

In August 2019, our board of directors granted each non-employee director an option to purchase 12,100 shares of our common stock, which became effective as of the date of the effectiveness of the registration statement filed for our initial public offering. 1/3rd of the shares subject to the option vest on September 17, 2020 and 1/36th of the shares subject to the option shall vest monthly thereafter, in each case, subject to continued service through each applicable vesting date.

(3)

1/4th of the shares subject to the option vested on September 1, 2019 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

(4)

100% of the shares subject to the option were vested as of the date such non-employee director resigned from our board of directors. The shares subject to the option were exercisable as of December 31, 2019.

Compensation Committee Interlocks and Insider Participation

During 2019, Drs. Behrens and Loberg and Ms. Topsøe served on our compensation committee. None of the members of our compensation committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the past fiscal year, as a member of the board of directors or the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee.

Ms. Topsøe may be deemed to have an interest in certain transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Act of 1933, as amended. Ms. Topsøe is a member of the board of directors of Haldor Topsøe Holding A/S (HTH), a holder of more than 5% of our outstanding capital stock, and is affiliated with HTH.

Loans

Between January and April 2019, HTH made loans to us pursuant to unsecured promissory notes in the aggregate amount of $15 million, all of which converted into shares of our Series C convertible preferred stock in the Series C Preferred Stock transactions described below. The notes bore interest at 3.6% per annum or less, and had short-term or unstated maturity dates. We accrued immaterial amounts of interest under these loans in 2019.

Guarantee Arrangement

In February 2019, HTH agreed to provide a guarantee to secure a standing letter of credit related to our February 2019 lease agreement for our office, laboratory and manufacturing space in Mountain View, California. No amounts were drawn on the letter of credit and in December 2019, we exercised our right to substitute a security deposit in lieu of the letter of credit pursuant to our lease agreement. Accordingly, the letter of credit was returned to HTH and the guarantee was no longer outstanding as of December 31, 2019. We paid HTH an immaterial fee for securing this letter of credit.

Series C Preferred Stock Transactions

In June 2019 and July 2019, we issued and sold an aggregate of 7,717,446 shares of our Series C convertible preferred stock at a purchase price of $13.22 per share for an aggregate purchase price of approximately $102.0 million, which included $20.0 million in settlement of indebtedness. HTH purchased 2,269,838 shares of our Series C convertible preferred stock at a total purchase price of $30.0 million, which included $20.0 million in settlement of indebtedness.

Investors’ Rights Agreement

We are party to an investors’ rights agreement, as amended, with certain holders of our capital stock, including HTH. Under our investors’ rights agreement, certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing.

Nominating Agreement

On June 28, 2019, we entered into a nominating agreement (the Nominating Agreement) with HTH to provide certain rights with respect to its ability to designate members of our board of directors (the Investor Designees).

Pursuant to the Nominating Agreement entered into with HTH, during the period beginning at the completion of this offering until the earliest of: (i) the twelfth anniversary of the date of the completion of this offering; (ii) such time as HTH and its affiliates no longer beneficially own at least 1,134,919 shares of our capital stock; (iii) following the third year anniversary of the completion of this offering, (a) with respect to one of its two Investor Designees, such time as HTH holds less than 20% of our as-converted securities, and (b) with respect to both of its Investor Designees, such time as HTH holds less than 5% of our as-converted securities; or (iv) the consummation of a Deemed Liquidation (as defined in our amended and restated certificate of incorporation), we will have the obligation to support the nomination of, and to cause our board of directors to include in the slate of nominees recommended to our stockholders for election, two Investor Designees of HTH.

The nomination of each Investor Designee shall be subject to the reasonable and good faith determination of a majority of our disinterested directors, after consultation with our outside legal counsel, that such Investor Designee is qualified to serve as a member of our board of directors under applicable laws, the rules of the Nasdaq Stock Market LLC, our amended and restated bylaws and any of our company policies. If an Investor Designee resigns from his or her seat on our board of directors or is removed or does not become a director for any reason, the vacancy will be filled by the election or appointment of another Investor Designee of the applicable Investor as soon as reasonably practicable, subject to compliance with applicable laws, rules and regulations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 31, 2020 for:

•	each of our directors and nominees for director;

•	each of our named executive officers;

•	all of our current directors and executive officers as a group; and

•	each person or group known by us to be the beneficial owner of more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 24,207,299 shares of our common stock outstanding and 6,431,205 shares of our non-voting common stock outstanding as of May 31, 2020. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of May 31, 2020, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o IGM Biosciences, Inc., 325 E. Middlefield Road, Mountain View, California 94043.

	Amount and Nature of Beneficial Ownership				% of Total Outstanding Capital Stock
	Voting Common Stock		Non-Voting Common Stock #
Name of Beneficial Owner	Shares	%	Shares	%
Greater than 5% Stockholders:
Haldor Topsøe Holding A/S (1)	10,289,453	42.5	2,269,838	35.3	41.1
Entities affiliated with Baker Bros. Advisors LP (2)	3,145,056	13.0	2,269,837	35.3	17.7
Entities affiliated with Redmile Group, LLC (3)	3,145,011	13.0	1,891,530	29.4	16.4
Entities for whom Janus Capital Management, LLC is investment advisor (4)	1,523,762	6.3	—	—	5.0

Named Executive Officers:
Fred Schwarzer (5)	410,276	1.7	—	—	1.3
Bruce Keyt, Ph.D. (6)	309,558	1.3	—	—	1.0
Misbah Tahir (7)	52,827	*	—	—	*

Non-Employee Directors:
Kathleen Behrens, Ph.D. (8)	89,364	*	—	—	*
Julie Hambleton, M.D. (9)	12,768	*	—	—	*
Michael Lee (3)	3,145,011	13.0	1,891,530	29.4	16.4
Michael Loberg, Ph.D. (10)	41,171	*	—	—	*
Kelvin Neu, M.D. (2)	3,145,056	13.0	2,269,837	35.3	17.7
William Strohl, Ph.D. (11)	7,768	*	—	—	*
Christina Teng Topsøe (12)	10,325,018	42.7	2,269,838	35.3	41.1
Jakob Haldor Topsøe (13)	10,344,879	42.7	2,269,838	35.3	41.2
All current directors and executive officers as a group (twelve persons) (14)	17,889,512	71.6	6,431,205	100.0	77.4

*	Represents beneficial ownership of less than 1%.
#	Our non-voting common stock is convertible subject to certain limitations at the option of the holder into shares of our common stock on a share-for-share basis.
(1)

Based on a Schedule 13D, reporting beneficial ownership as of, and filed with the SEC on, September 30, 2019, the shares consist of 10,289,453 shares of our common stock and 2,269,838 shares of our non-voting common stock held by Haldor Topsøe Holding A/S (HTH). All shares are held directly by HTH. Mr. Jakob Haldor Topsøe, Ms. Christina Teng Topsøe, Mr. Martin Topsøe and Mr. Emil Øigaard, members of the board of directors of HTH, and may be deemed to share voting and investment power with respect to the shares reported herein. Each of Mr. Jakob Haldor Topsøe, Ms. Topsøe, Mr. Martin Topsøe and Mr. Øigaard disclaims beneficial ownership of such shares, except to the extent of his or her pecuniary interest therein, if any. Mr. Jakob Haldor Topsøe and Ms. Topsøe are members of our board of directors. The address of HTH is Haldor Topsøes Allé 1, 2800 Kgs. Lyngby, Denmark.

(2)

Based on a Schedule 13D, reporting beneficial ownership as of, and filed with the SEC on, September 20, 2019 and a Form 4 filed with the SEC on April 3, 2020, the shares consist of (i) 260,796 shares of our common stock and 187,942 shares of our non-voting common stock held by 667, L.P. (667), (ii) 2,883,204 shares of our common stock and 2,081,895 shares of our non-voting common stock held by Baker Brothers Life Sciences, L.P. (Life Sciences, and together with 667, the BBA Funds), (iii) 833 shares of our common stock issuable pursuant to options held by Dr. Kelvin Neu, an employee of Baker Bros. Advisors LP (BBA) and a member of our board of directors, that are exercisable within 60 days of May 31, 2020, and (iv) 223 shares of our common stock held directly by Dr. Neu. BBA is the management company and investment adviser to the

BBA Funds and has the sole voting and investment power with respect to the shares held by the BBA Funds. Baker Bros. Advisors (GP) LLC (BBA-GP) is the sole general partner of BBA. The managing members of BBA-GP are Julian C. Baker and Felix J. Baker. BBA-GP, Felix J. Baker and Julian C. Baker as managing members of BBA-GP, and BBA may be deemed to be beneficial owners of the shares directly held by the BBA Funds. Dr. Neu disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any. Pursuant to the policies of BBA, Dr. Neu does not have any right to the pecuniary interest in the shares held directly by him or the shares issuable pursuant to options held by him and the BBA Funds are entitled to an indirect proportionate pecuniary interest in such shares. The business address of the entities listed herein is 860 Washington Street, 3rd Floor, New York, NY 10014.
(3)

Based on a Schedule 13D, reporting beneficial ownership as of, and filed with the SEC on, September 24, 2019 and a Form 4 filed with the SEC on April 3, 2020, the shares consist of (i) 561,300 shares of our common stock held by Redmile Capital Fund, L.P., (ii) 1,407,200 shares of our common stock held by Redmile Capital Offshore Fund, Ltd., (iii) 99,200 shares of our common stock held by Redmile Capital Offshore Fund (ERISA), Ltd., (iv) 230,800 shares of our common stock held by Redmile Capital Offshore Fund II, Ltd., (v) 216,500 shares of our common stock and 84,850 shares of our non-voting common stock held by Redmile Strategic Master Fund, LP, (vi) 1,513,225 shares of our non-voting common stock held by Redmile Biopharma Investments II, L.P., (vii) 91,100 shares of our common stock held by P Redmile Ltd., (viii) 293,455 shares of our non-voting common stock held by RAF, L.P., (ix) 175,087 shares of our common stock held by Map 20 Segregated Portfolio, a segregated portfolio of LMA SPC, (x) 362,813 shares of our common stock held by a separately managed account, (xi) 833 shares of our common stock issuable pursuant to options held by Mr. Michael Lee, a Co-Founder and Portfolio Manager of Redmile Group, LLC and a member of our board of directors, that are exercisable within 60 days of May 31, 2020, and (xii) 178 shares of our common stock held directly by Mr. Lee. Redmile Group, LLC is the investment manager/adviser to each of the private investment vehicles and separately managed accounts listed in items (i) through (x) (collectively, the Redmile Affiliates) and, in such capacity, exercises sole voting and investment power over all of the shares held by the Redmile Affiliates and may be deemed to be the beneficial owner of these shares. Jeremy C. Green serves as the managing member of Redmile Group, LLC and also may be deemed to be the beneficial owner of these shares. Pursuant to the policies of Redmile Group, LLC, Mr. Lee holds the shares held directly by him and the shares issuable pursuant to options held by him as a nominee on behalf, and for the sole benefit, of Redmile Group, LLC and has assigned all economic, pecuniary and voting rights in respect of such shares to Redmile Group, LLC. Redmile Group, LLC, Mr. Green and Mr. Lee each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. The business address of the entities listed herein is One Letterman Drive, Bldg D, Ste D3-300, San Francisco, CA 94129.

(4)

Based on a Schedule 13G, reporting beneficial ownership as of December 31, 2019, filed with the SEC on February 14, 2020, the shares consist of 1,523,762 shares of our common stock held by Janus Henderson Capital Funds plc on behalf of its series Janus Henderson Global Life Sciences Fund (the Janus Fund). Janus Capital Management, LLC, an investment advisor registered under the Investment Advisers Act of 1940 that acts as investment adviser for the Janus Fund, has the ability to make decisions with respect to the voting and disposition of the shares reported herein, subject to the oversight of the board of trustees or similar entity of the Janus Fund. For purposes of reporting requirements of the Exchange Act, Janus Capital Management LLC may be deemed to be the beneficial owner of all of the shares held by the Janus Fund; however, Janus Capital Management LLC expressly disclaims that it is, in fact, the beneficial owner of such securities. The business address of the entities listed herein is 201 Bishopsgate EC2M 3AE, United Kingdom Citizenship: Jersey, Channel Islands.

(5)

Consists of (i) 197,814 shares of our common stock held by Mr. Schwarzer and (ii) 212,462 shares of our common stock issuable pursuant to options held by Mr. Schwarzer that are exercisable within 60 days of May 31, 2020.

(6)

Consists of (i) 2,637 shares of our common stock held by Dr. Keyt, (ii) 1,013 shares of our common stock held directly by Dr. Keyt’s spouse, (iii) 299,155 shares of our common stock issuable pursuant to options held by Dr. Keyt that are exercisable within 60 days of May 31, 2020 and (iv) 6,753 shares of our common stock issuable pursuant to options held directly by Dr. Keyt’s spouse that are exercisable within 60 days of May 31, 2020.

(7)	Consists of 52,827 shares of our common stock issuable pursuant to options held by Mr. Tahir that are exercisable within 60 days of May 31, 2020.
(8)

Consists of (i) 62,857 shares of our common stock held by Dr. Behrens, (ii) 10,000 shares of our common stock held by the Non-Exempt Trust for Patrick R. Wilsey Under the Alfred S. Wilsey, Jr. Revocable Trust, for which Dr. Behrens serves as a trustee, (iii) 10,000 shares of our common stock held by the Non-Exempt Trust for Shannon K. Wilsey Under the Alfred S. Wilsey, Jr. Revocable Trust, for which Dr. Behrens serves as a trustee, and (iv) 6,507 shares of our common stock issuable pursuant to options held by Dr. Behrens that are exercisable within 60 days of May 31, 2020.

(9)

Consists of (i) 5,000 shares of our common stock held by Dr. Hambleton and (ii) 7,768 shares of our common stock issuable pursuant to options held by Dr. Hambleton that are exercisable within 60 days of May 31, 2020.

(10)

Consists of (i) 535 shares of our common stock held by Dr. Loberg, (ii) 39,803 shares of our common stock held by the Michael D. Loberg Qualified Annuity Interest Trust VII, of which Dr. Loberg and his spouse each serve as a trustee, and (iii) 833 shares of our common stock issuable pursuant to options held by Dr. Loberg that are exercisable within 60 days of May 31, 2020.

(11)	Consists of 7,768 shares of our common stock issuable pursuant to options held by Dr. Strohl that are exercisable within 60 days of May 31, 2020.
(12)

Consists of (i) 34,732 shares of our common stock held by Ms. Topsøe, (ii) 10,289,453 shares of our common stock and 2,269,838 shares of our non-voting common stock held by HTH, identified in footnote 1 above, and (iii) 833 shares of our common stock issuable pursuant to options held by Ms. Topsøe that are exercisable within 60 days of May 31, 2020. Ms. Topsøe is a member of the board of directors of HTH and may be deemed to share voting and investment power with respect to the shares held by HTH. Ms. Topsøe disclaims beneficial ownership of such shares, except to the extent of her pecuniary interest therein, if any.

(13)

Consists of (i) 54,593 shares of our common stock held by Mr. Topsoe, (ii) 10,289,453 shares of our common stock and 2,269,838 shares of our non-voting common stock held by HTH, identified in footnote 1 above, and (iii) 833 shares of our common stock issuable pursuant to options held by Mr. Topsøe that are exercisable within 60 days of May 31, 2020. Mr. Topsøe is a member of the board of directors of HTH and may be deemed to share voting and investment power with respect to the shares held by HTH. Mr. Topsøe disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any.

(14)

Consists of (i) 17,113,356 shares of our common stock held directly or indirectly by our directors and executive officers, 58,259 of which are subject to forfeiture under certain circumstances, (ii) 6,431,205 shares of our non-voting common stock held by our directors and executive officers, and (iii) 776,156 shares of our common stock issuable pursuant to options held by our directors and executive officers that are exercisable within 60 days of May 31, 2020.

OTHER MATTERS

The board of directors does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Mountain View, California

July 6, 2020

Appendix A

IGM BIOSCIENCES, INC.

2019 EMPLOYEE STOCK PURCHASE PLAN

(as amended and restated effective                 )

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions. The Company intends for the Plan to have two components: a component that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “423 Component”) and a component that is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “Non-423 Component”). The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. An option to purchase shares of Common Stock under the Non-423 Component will be granted pursuant to rules, procedures, or sub-plans adopted by the Administrator designed to achieve tax, securities laws, or other objectives for Eligible Employees and the Company. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2. Definitions.

(a) “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b) “Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where options are, or will be, granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection, the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code will include such section, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(g) “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means IGM Biosciences, Inc., a Delaware corporation, or any successor thereto.

(j) “Compensation” includes an Eligible Employee’s base straight time gross earnings but excludes payments for incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income and other similar compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

(k) “Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(l) “Designated Company” means any Subsidiary or Affiliate that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary that is a Designated Company under the 423 Component will not be a Designated Company under the Non-423 Component.

(m) “Director” means a member of the Board.

(n) “Eligible Employee” means any individual who is a common law employee providing services to the Company or a Designated Company and is customarily employed for at least 20 hours per week and more than 5 months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under Applicable Laws) for purposes of any separate Offering or the Non-423 Component. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. Where the period of leave exceeds 3 months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated 3 months and 1 day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (for each Offering under the 423 Component on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least 2 years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than 5 months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering under the 423 Component in an identical manner to all highly compensated individuals of the Employer whose Eligible Employees are participating in that Offering. Each exclusion will be applied with respect to an Offering under the 423 Component in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii). Such exclusions may be applied with respect to an Offering under the Non-423 Component without regard to the limitations of U.S. Treasury Regulation Section 1.423-2.

(o) “Employer” means the employer of the applicable Eligible Employee(s).

(p) “Enrollment Date” means the first Trading Day of an Offering Period.

(q) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(r) “Exercise Date” means the last Trading Day of the Purchase Period. Notwithstanding the foregoing, in the event that an Offering Period is terminated prior to its expiration pursuant to Section 20(a), the Administrator, in its sole discretion, may determine that any Purchase Period also terminating under such Offering Period will terminate without options being exercised on the Exercise Date that otherwise would have occurred on the last Trading Day of such Purchase Period.

(s) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the Registration Statement.

(ii) For all other purposes, the Fair Market Value will be the closing sales price for Common Stock as quoted on any established stock exchange or national market system (including without limitation the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator.

In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator; or

(iv) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the Registration Statement.

(t) “Fiscal Year” means the fiscal year of the Company.

(u) “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(v) “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

(w) “Offering Periods” means the consecutive periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 15th and November 15th of each year and terminating on the last Trading Day on or before May 15th and November 15th, approximately six (6) months later; provided, however, that the first Offering Period under the Plan will commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company’s Registration Statement effective and will end on the last Trading Day on or before May 15, 2020, and provided, further, that the second Offering Period under the Plan will commence on the first Trading Day on or after May 15, 2020. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 20 and 30.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Participant” means an Eligible Employee that participates in the Plan.

(z) “Plan” means this IGM Biosciences, Inc. 2019 Employee Stock Purchase Plan.

(aa) “Purchase Period” means the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any

Offering Period will commence on the Enrollment Date and end with the next Exercise Date. Unless the Administrator provides otherwise, the Purchase Period will have the same duration and coincide with the length of the Offering Period.

(bb) “Purchase Price” means an amount equal to 85% of the Fair Market Value on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule) or pursuant to Section 20.

(cc) “Registration Date” means the effective date of the Registration Statement.

(dd) “Registration Statement” means the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock.

(ee) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ff) “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

(gg) “U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation will include such Treasury Regulation, the section of the Code under which such regulation was promulgated, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such Section or regulation.

3. Eligibility.

(a) First Offering Period. Any individual who is an Eligible Employee immediately prior to the first Offering Period will be automatically enrolled in the first Offering Period.

(b) Subsequent Offering Periods. Any Eligible Employee on a given Enrollment Date subsequent to the first Offering Period will be eligible to participate in the Plan, subject to the requirements of Section 5.

(c) Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, Eligible Employees may be excluded from participation in the Plan or an Offering if the Administrator determines that participation of such Eligible Employees is not advisable or practicable.

(d) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds $25,000 worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

4. Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 15th and November 15th each year, or on such other dates as the Administrator will determine; provided, however, that the first Offering Period under the Plan will commence with the first Trading Day on or after the Registration Date and end on the last Trading Day on or before May 15, 2020, and provided, further, that the second Offering Period under the Plan will commence on the first Trading Day on or after May 15, 2020. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided, however, that no Offering Period may last more than 27 months.

5. Participation.

(a) First Offering Period. An Eligible Employee will be entitled to continue to participate in the first Offering Period pursuant to Section 3(a) only if such individual submits a subscription agreement authorizing Contributions in a form determined by the Administrator (which may be similar to the form attached hereto as Exhibit A) to the Company’s stock administration office (i) no earlier than the effective date of the Form S-8 registration statement with respect to the issuance of Common Stock under this Plan and (ii) no later than the first business day on or before the 10th calendar day following the effective date of such Form S-8 registration statement or such other date as the Administrator may determine (the “Enrollment Window”). An Eligible Employee’s failure to submit the subscription agreement during the Enrollment Window will result in the automatic termination of such individual’s participation in the first Offering Period.

(b) Subsequent Offering Periods. An Eligible Employee may participate in the Plan pursuant to Section 3(b) by (i) submitting to the Company’s stock administration office (or its designee) a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose or (ii) following an electronic or other enrollment procedure determined by the Administrator, in either case on or before a date determined by the Administrator prior to an applicable Enrollment Date.

6. Contributions.

(a) At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount not exceeding 15% of the Compensation that he or she receives on the pay day (for illustrative purposes, should a pay day occur on an Exercise Date, a Participant will have any Contributions made on such day applied to his or her account under the subsequent Purchase Period or Offering Period). The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b) In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day on or prior to the last Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof; provided, however, that for the first Offering Period, payroll deductions will commence on the first pay day on or following the end of the Enrollment Window.

(c) All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages of his or her Compensation only. A Participant may not make any additional payments into such account.

(d) A Participant may discontinue his or her participation in the Plan as provided under Section 10. Unless otherwise determined by the Administrator, during a Purchase Period, a Participant may not increase the rate of his or her Contributions and may only decrease the rate of his or her Contributions one 1 time and such decrease must be to a Contribution rate of 0%. Any such decrease during a Purchase Period requires the Participant (i) properly completing and submitting to the Company’s stock administration office (or its designee) a new subscription agreement authorizing the change in Contribution rate in the form provided by the Administrator for such purpose or (ii) following an electronic or other procedure prescribed by the Administrator, in either case on or before a date determined by the Administrator prior to an applicable Exercise Date. If a Participant has not followed such procedures to change the rate of Contributions, the rate of his or her Contributions will continue at the originally elected rate throughout the Purchase Period and future Offering Periods and Purchase Periods (unless the Participant’s participation is terminated as provided in Sections 10 or 11). The Administrator may, in its sole discretion, amend the nature and/or number of Contribution rate changes that may be made by Participants during any Offering Period or Purchase Period and may establish other conditions or limitations as it deems appropriate for Plan administration. Any change in the rate of Contributions made pursuant to this Section 6(d) will be effective as of the first full payroll period following 5 business days after the date on which the change is made by the Participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate earlier).

(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(d), a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 3(d) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f) Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Participants to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under Applicable Laws, (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code; or (iii) the Participants are participating in the Non-423 Component.

(g) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or at any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or use any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

7. Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than 3,000 shares of Common Stock (subject to any adjustment pursuant to Section 19) and provided further that such purchase will be subject to the limitations set forth in Sections 3(d) and 13 and in the subscription agreement. The Eligible Employee may accept the grant of such option (i) with respect to the first Offering Period by submitting a properly completed subscription agreement in accordance with the requirements of Section 5 on or before the last day of the Enrollment Window, and (ii) with respect to any subsequent Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, as applicable, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares of Common Stock hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or with a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.

10. Withdrawal.

(a) A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit B), or (ii) following an electronic or other withdrawal procedure determined by the Administrator. The Administrator may set forth a deadline of when a withdrawal must occur to be effective prior to a given Exercise Date in accordance with policies it may approve from time to time. All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

(b) A Participant’s withdrawal from an Offering Period will not have any effect on his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

11. Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated. Unless otherwise provided by the Administrator, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan; however, if a Participant transfers from an Offering under the 423 Component to the Non-423 Component, the exercise of the option will be qualified under the 423 Component only to the extent it complies with Section 423 of the Code, unless otherwise provided by the Administrator.

12. Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Laws, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 585,433 shares of Common Stock. The number of shares of Common Stock available for issuance under the Plan will be increased on the first day of each Fiscal Year, beginning with the 2021 Fiscal Year, in an amount equal to the least of (i) 560,000 shares of Common Stock, (ii) 1% of the outstanding shares of common stock of the Company (including for this purpose both voting common stock and non-voting common stock) on the last day of the immediately preceding Fiscal Year, or (iii) an amount determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.

(b) Until the shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

(c) Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

14. Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to delegate ministerial duties to any of the Company’s employees, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are non-U.S. nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the Eligible Employees eligible to participate in each sub-plan will participate in a separate Offering or in the Non-423 Component. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423—2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

(a) If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

16. Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party. Until shares of Common Stock are issued, Participants will have only the rights of an unsecured creditor with respect to such shares.

18. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

19. Adjustments, Dissolution, Liquidation, Merger, or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share, the class, and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20. Amendment or Termination.

(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

(b) Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii) altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

(iii) shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

(iv) reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

(v) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Participants.

21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or non-U.S., including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Code Section 409A. The 423 Component of the Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company, and any Parent, Subsidiary or Affiliate will have no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Code Section 409A.

24. Term of Plan. The Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date. It will continue in effect for a term of 20 years, unless sooner terminated under Section 20.

25. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26. Governing Law. The Plan will be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions).

27. No Right to Employment. Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or Affiliate, as applicable. Further, the Company or a Subsidiary or Affiliate may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

28. Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

29. Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

30. Automatic Transfer to Low Price Offering Period. To the extent permitted by Applicable Laws, if the Fair Market Value on any Exercise Date in an Offering Period is lower than the Fair Market Value on the Enrollment Date of such Offering Period, then such Offering Period will be terminated and all Participants in such Offering Period automatically will be withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

Appendix B

IGM BIOSCIENCES, INC.

AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN

(as amended and restated effective                )

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder, including but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, (A) the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control, and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, the direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means IGM Biosciences, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company’s Common Stock.

(ii) For purposes of any Awards granted on any other date, the Fair Market Value will be the closing sales price for Common Stock as quoted on any established stock exchange or national market system (including without limitation the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator. In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Outside Director” means a Director who is not an Employee.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Participant” means the holder of an outstanding Award.

(z) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(aa) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(bb) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(cc) “Plan” means this Amended and Restated 2018 Omnibus Incentive Plan.

(dd) “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

(ee) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(ff) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(gg) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(hh) “Section 409A” means Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(ii) “Securities Act” means the Securities Act of 1933, as amended.

(jj) “Service Provider” means an Employee, Director or Consultant.

(kk) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ll) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(mm) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan and the automatic increase set forth in Section 3(b) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 5,605,735 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Automatic Share Reserve Increase. Subject to the provisions of Section 13 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2021 Fiscal Year and ending with the 2029 Fiscal Year, in an amount equal to the least of (i) 8,768,000 Shares, (ii) 4% of the outstanding shares of common stock of the Company (including for this purpose both voting common stock and non-voting common stock) on the last day of the immediately preceding Fiscal Year or (iii) such number of Shares determined by the Board.

(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted

Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(ix) to modify or amend each Award (subject to Section 18 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 14 of the Plan;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such options will be treated as nonstatutory stock options. For purposes of this Section 6(a), incentive stock options will be taken into account in the order in which they were granted. The fair market value of the shares will be determined as of the time the option with respect to such shares is granted.

(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be 5 years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 3 months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Tolling Expiration. A Participant’s Award Agreement may also provide that:

(1) if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under

Section 15(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in liability under Section 15(b); or

(2) if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of 30 days after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than 100% of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire 10 years from the date of grant or such shorter term as may be provided in the Award Agreement, as determined by the Administrator, in its sole discretion. Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise and the exercise price; multiplied by

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed 3 months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then 6 months following the 1st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines subject to the restriction in the following paragraph, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator will not be required to treat all Awards or Participants similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d) Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

14. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a fair market value not in excess of the maximum statutory amount required to be withheld. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company (or any Parent or Subsidiary of the Company, as applicable) reimburse a Participant for any taxes imposed or other costs incurred as a result of Section 409A.

15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company (or any Parent or Subsidiary of the Company) to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date. It will continue in effect for a term of 10 years from the date adopted by the Board, unless terminated earlier under Section 18 of the Plan.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. federal or state law, any non-U.S. law, or the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

21. Forfeiture Events.

(a) All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property. Unless this Section 21 is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy will give a Participant the right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

(b) The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of such Participant’s status as Service Provider for cause or any act by a Participant, whether before or after such Participant’s Termination Status Date that would constitute cause for termination of such Participant’s status as a Service Provider.

(c) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12 month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

22. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

IGM BIOSCIENCES, INC. 325 E. MIDDLEFIELD ROAD MOUNTAIN VIEW, CA 94043    VOTE BY INTERNET—www.proxyvote.com Before the Meeting—Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 29, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting—Go to www.virtualshareholdermeeting.com/IGMS2020SM. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 29, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    The Board of Directors recommends you vote FOR the following proposals: 1. The approval of the amendment and restatement of our 2019 Employee Stock Purchase Plan to clarify that the    number of outstanding shares of common stock used to calculate the automatic share reserve increase under such    plan includes both voting and non-voting shares of our common stock. 2. The approval of the amendment and restatement of our Amended and Restated 2018 Omnibus Incentive Plan to    clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve    increase under such plan includes both voting and non-voting shares of our common stock. NOTE: The proxy holders will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.    For Against Abstain    Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.    Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date    0000471385_1    R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com    IGM BIOSCIENCES, INC. 2020 Special Meeting of Stockholders July 30, 2020 at 8:00 a.m. (Pacific Time) This proxy is solicited by the Board of Directors    The undersigned hereby appoints Fred Schwarzer and Misbah Tahir, or one of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of IGM BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:00 a.m. (Pacific Time) on July 30, 2020 and will be conducted virtually via live webcast. You will be able to attend the Special Meeting virtually by visiting www.virtualshareholdermeeting.com/IGMS2020SM, where you will be able to listen to the meeting live, submit questions and vote online by entering the control number located on your proxy card. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof.    Continued and to be signed on reverse side    0000471385_2    R1.0.1.18